Execution Version

FIRST AMENDMENT TO TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT, dated as of October 16, 2017 (this “Amendment”), is among GREEN PLAINS INC. (the “Borrower”), the lenders signatory hereto (the “Lenders”) and BNP PARIBAS, as administrative agent and as collateral agent (the “Administrative Agent”).

WHEREAS, the Borrower, various financial institutions and the Administrative Agent are parties to a Term Loan Agreement, dated as of August 29, 2017 (the “Loan Agreement”);

WHEREAS, pursuant to Section 14.1 of the Loan Agreement, the Borrower has requested that the Lenders and the Administrative Agent make certain amendments to the Loan Agreement as more particularly described herein; and

WHEREAS, the Administrative Agent and the Lenders constituting the Required Lenders are willing to make the amendments to the Loan Agreement provided herein, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1    Definitions.  Capitalized terms used in this Amendment but not otherwise defined herein, shall have the same meanings given to them in the Loan Agreement.

SECTION 2    Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 4, the Loan Agreement is amended as follows:

2.1       Amendment to Section 10.14.  Section 10.14(e) is amended by replacing subclause (C) in its entirety with the following:

“(C) historical financial statements (audited, if available, or unaudited or summary) for the most recently completed fiscal year of the business or Person to be acquired (if available, or such shorter period as may be available); and”.

SECTION 3    REPRESENTATIONS AND WARRANTIES.  To induce the other parties hereto to enter into this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and the other Lenders that, as of the date hereof:

3.1       Immediately prior to and after giving effect to this Amendment, no Unmatured Event of Default or Event of Default has occurred and is continuing;

3.2       Immediately prior to and after giving effect to this Amendment, all representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects with the same effect as if made on and as of such date(s), except to the extent such representations and warranties specifically relate to an earlier date, in which case, such representations and warranties were true and correct in all material respects on and as of  such earlier date (and except to the extent such representations and warranties are already qualified by materiality in which case such representations and warranties were true and correct in all respects with the same effect as if made on and as of such date(s));

3.3       Each Loan Party is duly organized, validly existing and in good standing under the laws of its state or jurisdiction of incorporation or organization;

3.4       Each Loan Party is duly qualified and authorized to do business and is in good standing as a foreign entity in the jurisdictions where the character of its property or its business activities makes such qualification necessary, except with regard to jurisdictions where the failure to be so qualified or organized, or to be in good standing, as a foreign entity would not have a Material Adverse Effect;

3.5       Each Loan Party has the right and power and is duly authorized and empowered to enter into, execute and deliver the Amendment and to perform and observe the provisions hereof;

3.6       The Amendment has been duly authorized and approved by each Loan Party’s Governing Body and has been duly executed and delivered by each Loan Party, and is the legal, valid and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with its terms, except insofar as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting the enforcement of creditors’ rights generally and/or (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity); and

3.7       The execution, delivery and performance of the Amendment will not (i) conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien (other than Permitted Liens) upon any assets or property of the Loan Parties, under the provisions of, such Person’s Organizational Documents or any material agreement to which such Person is a party or (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award that is applicable to or binding on any Loan Party.

SECTION 4    EFFECTIVENESS.  This Amendment shall not become effective unless and until each of the conditions precedent set forth below has been satisfied or the satisfaction thereof shall have been waived in writing by the Administrative Agent and the Required Lenders (the date of satisfaction or waiver of such conditions being referred to as the “Amendment Effective Date”):

4.1       Receipt by Administrative Agent of duly executed counterpart signature pages to this Amendment by (i) Lenders that constitute the Required Lenders, and (ii) the Company and each Guarantor;

4.2       The representations and warranties of the Loan Parties contained herein and in the other Loan Documents shall be true and correct in all material respects with the same effect as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case, such representations and warranties were true and correct in all respects on and as of such earlier date (and except to the extent such representations and warranties are already qualified by materiality in which case such

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representations and warranties were true and correct in all respects with the same effect as if made on and as of such date).

4.3       No event shall have occurred and be continuing or would result from the effectiveness of this Amendment that would constitute an Event of Default or an Unmatured Event of Default; and

4.4       The Borrower shall have paid to Administrative Agent all invoiced reasonable costs and out-of-pocket expenses of the Administrative Agent owing to the Administrative Agent pursuant to Section 14.5 of the Loan Agreement incurred in connection with this Amendment (including without limitation all reasonable fees and expenses of Latham & Watkins LLP).

SECTION 5    Reaffirmation.  Each Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and Liens in favor of the Administrative Agent or the Lenders, as the case may be, under each Loan Document to which it is a party, (b) agrees and acknowledges that the Liens in favor of the Administrative Agent and the Lenders under each Loan Document continue to constitute valid first priority Liens on substantially all of the Collateral and such Liens are not subject to avoidance, disallowance or subordination pursuant to any requirement of law, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (c) agrees and acknowledges that the Obligations constitute legal, valid and binding obligations of the Loan Parties, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), and that (i) as of the Amendment Effective Date, no offsets, defenses or counterclaims to the Obligations or any other causes of action with respect to the Obligations or the Loan Documents exist and (ii) no portion of the Obligations is subject to avoidance, disallowance, reduction or subordination pursuant to any requirement of law, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (d) agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Loan Documents, and (e) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s nor any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from each party to the Loan Agreement with respect to any subsequent modifications, consent or waiver with respect to the Loan Agreement or other Loan Documents.  Each Loan Party acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by general equitable principles (whether enforcement is sought by proceedings in equity or at law), and shall not be impaired or limited by the execution or effectiveness of this Amendment.

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SECTION 6    MISCELLANEOUS.

6.1       Continuing Effectiveness, etc.  As herein amended, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  After the effectiveness of this Amendment, all references in the Loan Agreement and the other Loan Documents to “Loan Agreement” or similar terms shall refer to the Loan Agreement as amended hereby.  Each other Loan Document is hereby ratified, approved and confirmed in each and every respect.

6.2       Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.  Delivery of a counterpart hereof, or a signature hereto, by facsimile or by email in .pdf or similar format shall be effective as delivery of a manually- executed original counterpart hereof.

6.3       Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THEREOF)

6.4       Severability.  Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.  All obligations of the Loan Parties and rights of the Administrative Agent and the Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.

6.5       Incorporation of Loan Agreement Provisions.  The provisions of Section 14.14 (Forum Selection and Consent to Jurisdiction) and Section 14.15 (Waiver of Jury Trial) of the Loan Agreement are incorporated by reference as if fully set forth herein, mutatis mutandis.

6.6       No Novation.  By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of the terms of a pre-existing indebtedness and related agreement, as evidenced by the Loan Agreement.

6.7       Consent of Guarantors.  Each Guarantor hereby (a) consents to this Amendment and the transactions contemplated hereby and (b) acknowledges and agrees that the guarantees (and all security therefor) contained in the Loan Agreement and the other Loan Documents previously executed by it are, and shall remain, in full force and effect after giving effect to this Amendment and all other prior modifications to the Loan Agreement, if any.

6.8       Unmatured Events of Default of Events Default.  Nothing contained in this Amendment shall be construed or interpreted or is intended as a waiver of or limitation on any rights, powers, privileges or remedies that Administrative Agent or the Lenders have or may have under the Loan Agreement or any other Loan Document on account of any Unmatured Event of Default or Event of Default.  Except as expressly set forth in this Amendment, nothing herein shall be deemed to entitle the Borrower or the Guarantors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements

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contained in the Loan Agreement or the other Loan Documents in similar or different circumstances.

6.9       Lender Credit Decision.  Each of the undersigned Lenders acknowledges that it has, independently and without reliance upon any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the matters set forth herein.  Each of the undersigned Lenders also acknowledges that it will, independently and without reliance upon any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Agreement.

6.10     Successors and Assigns.  This Amendment shall be binding upon the Borrower, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

6.11     Loan Document.  This Amendment is a Loan Document.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

GREEN PLAINS INC.,

as the Borrower

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

GUARANTORS:

Green Plains I LLC

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains II LLC

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

FleisChmann’s vinegar company, inc.

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains agricultural and energy fund

llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

[Signature Page to First Amendment to Term Loan Agreement]

Green Plains asset management llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains COMMODITY management llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains CATTLE COMPANY LLC

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains grain company LLC

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains grain company TN LLC

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains industrial cleaning services

llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

[Signature Page to First Amendment to Term Loan Agreement]

Green Plains TRADE GROUP LLC

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains trucking llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains hereford llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains hopewell llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains madison llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains mount vernon llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

[Signature Page to First Amendment to Term Loan Agreement]

Green Plains york llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains processing llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains atkinson llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains bluffton llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains central city llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains commodities llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

[Signature Page to First Amendment to Term Loan Agreement]

Green Plains corn oil llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains fairmont llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains holdings ii llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains obion llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains ord llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains otter tail llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

[Signature Page to First Amendment to Term Loan Agreement]

Green Plains shenandoah llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains superior llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

Green Plains wood river llc

By: /s/ Michelle Mapes

Name: Michelle Mapes

Title: EVP – General Counsel and Corp. Secretary

[Signature Page to First Amendment to Term Loan Agreement]

BNP Paribas,

as Administrative Agent and Lender

By: /s/ James McHale

Name: James McHale

Title: Managing Director

By: /s/ Andrew Shapiro

Name: Andrew Shapiro

Title: Managing Director

[Signature Page to First Amendment to Term Loan Agreement]

CoBank, ACB

as a  Lender

By: /s/ Robert Prickett

Name: Robert Prickett

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

AgCountry Farm Credit Services, FLCA

as a  Lender

By: /s/ Nicole Schwartz

Name: Nicole Schwartz

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Compeer Financial, PCA

as a  Lender

By: /s/ Lee Fuchs

Name: Lee Fuchs

Title: Director, Capital Markets

[Signature Page to First Amendment to Term Loan Agreement]

Farm Credit Mid-American PCA,

as a  Lender

By: /s/ Josh Bloyd

Name: Josh Bloyd

Title: Credit Officer

[Signature Page to First Amendment to Term Loan Agreement]

AloStar Bank of Commerce

as a  Lender

By: /s/ Daryn Veney

Name: Daryn Veney

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

KVK CLO 2014-2 Ltd.

as a  Lender

By: /s/ David Cifonelli

Name: David Cifonelli

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

KVK CLO 2014-3 Ltd.

as a Lender

By: /s/ David Cifonelli

Name: David Cifonelli

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

KVK CLO 2015-1 Ltd.

as a Lender

By: /s/ David Cifonelli

Name: David Cifonelli

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

KVK CLO 2016-1 Ltd.

as a Lender

By: /s/ David Cifonelli

Name: David Cifonelli

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Farm Credit Services of America, FLCA

as a  Lender

By: /s/ Kathryn J. Frahm

Name: Kathryn J. Frahm

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Mackenzie Floating Rate Income Fund

IG Mackenzie Floating Rate Income Fund

Mackenzie Floating Rate Income ETF

Mackenzie Unconstrained Fixed Income Fund

Mackenzie Strategic Income Fund

Symmetry Candadian Bond Fund – 3864SLF

Mackenzie Unconstrained Bond ETF

Mackenzie Income Fund

Mackenzie Global Strategic Income Fund

Mackenzie Global Credit Opportunities Fund

IG Mackenzie Strategic Income Fund

Mackenzie Cundill Canadian Balanced Fund

Mackenzie Global Tactical Bond Fund

Mackenzie Canadian Short Term Income Fund

Mackenzie Ivy Global Balanced Fund

IG Mackenzie Ivy Canadian Balanced Fund

Manulife Sentinel Income (33) Fund UT

Mackenzie Canadian Growth Balanced Fund

Mackenzie Global High Yield Fixed Income ETF

Mackenzie Strategic Bond Fund

Mackenzie Ivy Canadian Balanced Fund

Mackenzie Canadian All Cap Balanced Fund

Mackenzie Diversified Alternatives Fund

London Life Income Fund 2.26MF

Mackenzie Canadian Large Cap Balanced Fund

Mackenzie Investments Grade Floating Rate Fund

Mackenzie Gobal Tactical Investments Grade Bond Fund

Mackenzie Core Plus Global Fixed Income ETF

Great-West Life Income Fund 6.06M

London Life Growth and Income Fund 2.27MF

Mackenzie Core Plus Canadian Fixed Income ETF

Mackenzie USD Global Strategic Income Fund

Mackenzie USD Ultra Short Duration Income Fund

Mackenzie USD Global Tactical Bond Fund

Great-West Life Growth and Income Fund 6.05M

as a  Lender

By: /s/ Movin Mokbel

Name: Movin Mokbel

Title: VP, Investments

By: /s/ Felix Wong

Name: Felix Wong

Title: VP, Investments

[Signature Page to First Amendment to Term Loan Agreement]

CAPITAL FARM CREDIT, FLCA,

as a  Lender

By: /s/ Donald L. Palm

Name: Donald L. Palm

Title: SVP/Capital Markets

[Signature Page to First Amendment to Term Loan Agreement]

AMMC CLO 15, LIMITED

as a  Lender

BY: American Money Management Corp., as Collateral Manager

By: /s/ David P. Meyer

Name: David P. Meyer

Title: Senior Vice President

[Signature Page to First Amendment to Term Loan Agreement]

AMMC CLO 16, LIMITED

as a Lender

By: American Money Management Corp., as Collateral Manager

By: /s/ David P. Meyer

Name: David P. Meyer

Title: Senior Vice President

[Signature Page to First Amendment to Term Loan Agreement]

AMMC CLO 17, LIMITED

as a Lender

By: American Money Management Corp., as Collateral Manager

By: /s/ David P. Meyer

Name: David P. Meyer

Title: Senior Vice President

[Signature Page to First Amendment to Term Loan Agreement]

AMMC CLO 18, LIMITED

as a Lender

By: American Money Management Corp., as Collateral Manager

By: /s/ David Meyer

Name: David Meyer

Title: Senior Vice President

[Signature Page to First Amendment to Term Loan Agreement]

AMMC CLO 21, LIMITED

as a Lender

By: American Money Management Corp., as Collateral Manager

By: /s/ David Meyer

Name: David Meyer

Title: Senior Vice President

[Signature Page to First Amendment to Term Loan Agreement]

American Beacon Sound Point Floating Rate

Income Fund, a series of American Beacon Funds

as Lender

BY: Sound Point Capital Management, LP

as Sub-Advisor

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Commonwealth of Pennsylvania, Treasury Department

as a Lender

BY: Sound Point Capital Management, LP as

Investment Advisor

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Kaiser Foundation Hospitals

as a Lender

By: Sound Point Capital Management, LP as

Investment Advisor

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Kaiser Permanente Group Trust

as a Lender

By: Sound Point Capital Management, LP as

Manager

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Neuberger Berman Investment Funds Plc

as a Lender

BY: Sound Point Capital Management, LP

as Sub Investment Advisor

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Principal Funds, Inc. – Global Multi-Strategy Fund

as a Lender

By: Sound Point Capital Management, LP

as Sub Advisor

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Sound Point CLO IV, Ltd

as a Lender

BY: Sound Point Capital Management, LP

as Collateral Manager

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Sound Point CLO IX, Ltd.

as a Lender

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Sound Point CLO V, Ltd.

as a Lender

By: Sound Point Capital Management, LP

as Collateral Manager

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Sound Point CLO VI, Ltd.

as a Lender

By: Sound Point Capital Management, LP

as Collateral Manager

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Sound Point CLO VII, Ltd.

as a Lender

By: Sound Point Capital Management, LP

as Collateral Manager

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Sound Point CLO VIII, Ltd.

as a Lender

By: Sound Point Capital Management, LP

as Collateral Manager

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Sound Point CLO XI, Ltd.

as a Lender

By: Sound Point Capital Management, LP

as Collateral Manager

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Sound Point CLO XII, Ltd.

as a Lender

By: Sound Point Capital Management, LP

as Collateral Manager

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Sound Point CLO XIV, Ltd.

as a Lender

By: Sound Point Capital Management, LP

as Collateral Manager

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Sound Point CLO XVI, LTD.

as a Lender

By: Sound Point Capital Management, LP

as Collateral Manager

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Sound Point CLO XVII, Ltd.

as a Lender

By: Sound Point Capital Management, LP

as Collateral Manager

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Sound Point Credit Opportunities Master Fund, LP

as a Lender

By: Sound Point Capital Management, LP

as Investor Advisor

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Sound Point Montauk Fund, L.P.

as a Lender

By: Sound Point Capital Management, LP

as Investment Manager

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Sound Point Senior Floating Rate Master Fund L.P.

as a Lender

BY: Sound Point Capital Management, LP

as Investment Manager

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Teamsters Pension Trust Fund of Philadelphia & Vicinity

as a Lender

By: Sound Point Capital Management, LP

as Investment Advisor

By: /s/ Andrew Wright

Name: Andrew Wright

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

FCS Commercial Finance Group, for

AgCountry Farm Credit Services, PCA,

as Lender

By: /s/ Daniel J. Best

Name: Daniel J. Best

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

METROPOLITAN LIFE INSURANCE COMPANY

as Lender

By: /s/ Joseph K. Herrmann

Name: Joseph K. Herrmann

Title: Director

[Signature Page to First Amendment to Term Loan Agreement]

AGF Floating Rate Income Fund

as Lender

By: Eaton Vance Management as Portfolio Manager

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Brighthouse Funds Trust I – Brighthouse/Eaton

Vance Floating Rate Portfolio

as Lender

By: Eaton Vance Management

as Investment Sub-Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Columbia Funds Variable Series Trust II – Variable

Portfolio – Eaton Vance Floating-Rate Income Fund

as Lender

By: Eaton Vance Management

as Investment Sub-Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

DaVinci Reinsurance Ltd.

as Lender

By: Eaton Vance Management

as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Eaton Vance CLO 2013-1 LTD.

as Lender

BY: Eaton Vance Management

Portfolio Manager

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Eaton Vance CLO 2014-1 LTD.

as Lender

BY: Eaton Vance Management

Portfolio Manager

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Eaton Vance CLO 2015-1 LTD.

as Lender

BY: Eaton Vance Management

Portfolio Manager

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Eaton Vance Floating Rate Portfolio

as Lender

BY: Boston Management and Research

as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Eaton Vance Floating Rate 2022 Target Term Trust

as Lender

BY: Eaton Vance Management

as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Eaton Vance Floating-Rate Income Plus Fund

as Lender

BY: Eaton Vance Management

as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Eaton Vance Floating-Rate Income Trust

as Lender

BY: Eaton Vance Management

as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Eaton Vance Institutional Senior Loan Fund

as Lender

BY: Eaton Vance Management

as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Eaton Vance Institutional Senior Loan Plus Fund

as Lender

BY: Eaton Vance Management

as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio

as Lender

BY: Eaton Vance Management

as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Eaton Vance Limited Duration Income Fund

as Lender

BY: Eaton Vance Management

as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Eaton Vance Loan Holding Limited

as Lender

BY: Eaton Vance Management

as Investment Manager

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Eaton Vance Senior Floating-Rate Trust

as Lender

BY: Eaton Vance Management

as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Eaton Vance Senior Income Trust

as Lender

BY: Eaton Vance Management

as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Eaton Vance Short Duration Diversified Income Fund

as Lender

BY: Eaton Vance Management

as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Eaton Vance US Loan Fund 2016 a Series Trust

of Global Cayman Investment Trust

as Lender

BY: Eaton Vance Management

as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Eaton Vance VT Floating-Rate Income Fund

as Lender

BY: Eaton Vance Management

as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Florida Power & Light Company

as Lender

BY: Eaton Vance Management

as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Pacific Select Fund Floating Rate Loan Portfolio

as Lender

BY: Eaton Vance Management

as Investment Sub- Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Renaissance Investment Holdings Ltd

as Lender

By: Eaton Vance Management

as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Senior Debt Portfolio

as Lender

By: Boston Management and Research

as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement]

ABN AMRO CAPITAL USA LLC,

as Lender

By: /s/ Adriano Eehavarria

Name: Adriano Eehavarria

Title: Vice President

By: /s/ Vincent E. Lisanti

Name: Vincent E. Lisanti

Title: Managing Director

[Signature Page to First Amendment to Term Loan Agreement]

CBAM 2017-1, LTD.,

as Lender

By: /s/ John H. Garrett

Name: John H. Garrett

Title: Managing Director

[Signature Page to First Amendment to Term Loan Agreement]

CBAM 2017-2, LTD.,

as Lender

By: /s/ John H. Garrett

Name: John H. Garrett

Title: Managing Director

[Signature Page to First Amendment to Term Loan Agreement]

CBAM 2017-3, LTD.,

as Lender

By: /s/ John H. Garrett

Name: John H. Garrett

Title: Managing Director

[Signature Page to First Amendment to Term Loan Agreement]

CBAM 2017-4, LTD.,

as Lender

By: /s/ John H. Garrett

Name: John H. Garrett

Title: Managing Director

[Signature Page to First Amendment to Term Loan Agreement]

Regatta II Funding LP

as Lender

By: Napier Park Global Capital (US) LP

Attorney-in-fact

By: /s/ Melanie Hanlon

Name: Melanie Hanlon

Title: Managing Director

[Signature Page to First Amendment to Term Loan Agreement]

Regatta III Funding Ltd

as Lender

By: Napier Park Global Capital (US) LP

Attorney-in-fact

By: /s/ Melanie Hanlon

Name: Melanie Hanlon

Title: Managing Director

[Signature Page to First Amendment to Term Loan Agreement]

Regatta IV Funding Ltd

as Lender

By: Napier Park Global Capital (US) LP

Attorney-in-fact

By: /s/ Melanie Hanlon

Name: Melanie Hanlon

Title: Managing Director

[Signature Page to First Amendment to Term Loan Agreement]

REGATTA IX FUNDING LTD.

as Lender

By: Regatta Loan Management LLC

its Collateral Manager

By: /s/ Melanie Hanlon

Name: Melanie Hanlon

Title: Managing Director

[Signature Page to First Amendment to Term Loan Agreement]

Regatta V Funding Ltd

as Lender

BY: Napier Park Global Capital (US) LP

Attorney-in-fact

By: /s/ Melanie Hanlon

Name: Melanie Hanlon

Title: Managing Director

[Signature Page to First Amendment to Term Loan Agreement]

Regatta VI Funding Ltd.

as Lender

By: Regatta Loan Management LLC

its Collateral Manager

By: /s/ Melanie Hanlon

Name: Melanie Hanlon

Title: Managing Director

[Signature Page to First Amendment to Term Loan Agreement]

Regatta VII Funding Ltd

as Lender

By: Regatta Loan Management LLC

its Collateral Manager

By: /s/ Melanie Hanlon

Name: Melanie Hanlon

Title: Managing Director

[Signature Page to First Amendment to Term Loan Agreement]

REGATTA VIII FUNDING LTD.

as Lender

By: Regatta Loan Management LLC

its Collateral Manager

By: /s/ Melanie Hanlon

Name: Melanie Hanlon

Title: Managing Director

[Signature Page to First Amendment to Term Loan Agreement]

REGATTA X FUNDING LTD.

as Lender

By: Regatta Loan Management LLC

Attorney-in-fact

By: /s/ Melanie Hanlon

Name: Melanie Hanlon

Title: Managing Director

[Signature Page to First Amendment to Term Loan Agreement]

THL Credit Logan JV SPV I LLC

as a  Lender

By: THL Credit Logan JV LLC,

its Designated Manager

By: /s/ Chris Flynn

Name: Chris Flynn

Title: Director

[Signature Page to First Amendment to Term Loan Agreement]

THL Credit Wind River 2012-1 CLO Ltd.

as a  Lender

By: THL Credit Senior Loan Strategies LLC,

as Investment Manager

By: /s/ James R. Fellows

Name: James R. Fellows

Title: Managing Director/Co-Head

[Signature Page to First Amendment to Term Loan Agreement]

THL CREDIT WIND RIVER 2013-1 CLO LTD.

as a Lender

By: THL Credit Senior Loan Strategies LLC,

as Investment Manager

By: /s/ James R. Fellows

Name: James R. Fellows

Title: Managing Director/Co-Head

[Signature Page to First Amendment to Term Loan Agreement]

THL Credit Wind River 2014-3 CLO Ltd.

as a Lender

By: THL Credit Senior Loan Strategies LLC,

as Manager

By: /s/ James R. Fellows

Name: James R. Fellows

Title: Managing Director/Co-Head

[Signature Page to First Amendment to Term Loan Agreement]

THL Credit Wind River 2015-1 CLO Ltd.

as a Lender

By: THL Credit Senior Loan Strategies LLC,

as Manager

By: /s/ James R. Fellows

Name: James R. Fellows

Title: Managing Director/Co-Head

[Signature Page to First Amendment to Term Loan Agreement]

THL Credit Wind River 2015-2 CLO Ltd.

as a Lender

By: THL Credit Senior Loan Strategies LLC,

its Manager

By: /s/ James R. Fellows

Name: James R. Fellows

Title: Managing Director/Co-Head

[Signature Page to First Amendment to Term Loan Agreement]

THL Credit Wind River 2016-1 CLO Ltd.

as a Lender

By: THL Credit Senior Loan Strategies LLC,

its Manager

By: /s/ James R. Fellows

Name: James R. Fellows

Title: Managing Director/Co-Head

[Signature Page to First Amendment to Term Loan Agreement]

THL Credit Wind River 2016-2 CLO Ltd.

as a Lender

By: THL Credit Senior Loan Strategies LLC,

its Warehouse Manager

By: /s/ James R. Fellows

Name: James R. Fellows

Title: Managing Director/Co-Head

[Signature Page to First Amendment to Term Loan Agreement]

THL Credit Wind River 2017-1 CLO Ltd.

as a Lender

By THL Credit Advisors LLC,

its Warehouse Collateral Manager

By: /s/ James R. Fellows

Name: James R. Fellows

Title: Managing Director/Co-Head

[Signature Page to First Amendment to Term Loan Agreement]

THL Credit Wind River 2017-2 CLO Ltd.

as a Lender

By: THL Credit Advisors LLC,

its Asset Manager

By: /s/ James R. Fellows

Name: James R. Fellows

Title: Managing Director/Co-Head

[Signature Page to First Amendment to Term Loan Agreement]

THL Credit Wind River 2017-3 CLO Ltd.

as a Lender

By: THL Credit Advisors LLC,

its Warehouse Collateral Manager

By: /s/ James R. Fellows

Name: James R. Fellows

Title: Managing Director/Co-Head

[Signature Page to First Amendment to Term Loan Agreement]

THL CREDIT WIND RIVER 2017-4 CLO LTD

as a Lender

By: THL Credit Advisors LLC,

as Warehouse Collateral Manager

By: /s/ James R. Fellows

Name: James R. Fellows

Title: Managing Director/Co-Head

[Signature Page to First Amendment to Term Loan Agreement]

Buffalo High Yield Fund,

as a Lender

By: /s/ Alicia Marthaler

Name: Alicia Marthaler

Title: Attorney-in-fact

[Signature Page to First Amendment to Term Loan Agreement]

BlackRock Funds II, BlackRock Strategic Income

Opportunities Portfolio

as a Lender

By: BlackRock Advisors, LLC,

its Investment Advisor

By: /s/ Rob Jacobi

Name: Rob Jacobi

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

Strategic Income Opportunities Bond Fund

as a Lender

BY: BlackRock Institutional Trust Company, NA,

not in its individual capacity but as Trustee of the

Strategic Income Opportunities Bond Fund

By: /s/ Rob Jacobi

Name: Rob Jacobi

Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Agreement]

BCA Loan Funding LLC

as a Lender

By: Citibank, NA

By: /s/ Cynthia Gonzalvo

Name: Cynthia Gonzalvo

Title: Associate Director

[Signature Page to First Amendment to Term Loan Agreement]

Citi Loan Funding BR MUST LLC,

as a Lender

By: Citibank, NA.,

By: /s/ Cynthia Gonzalvo

Name: Cynthia Gonzalvo

Title: Associate Director

[Signature Page to First Amendment to Term Loan Agreement]

Citi Loan Funding BR 534 LLC

as a Lender

By: Citibank, NA.,

By: /s/ Cynthia Gonzalvo

Name: Cynthia Gonzalvo

Title: Associate Director

[Signature Page to First Amendment to Term Loan Agreement]

Benfit Street Partners CLO II, Ltd.

as a Lender

By: /s/ Todd Marsh

Name: Todd Marsh

Title: Authorized Signer

[Signature Page to First Amendment to Term Loan Agreement]

Benfit Street Partners CLO III, Ltd.

as a Lender

By: /s/ Todd Marsh

Name: Todd Marsh

Title: Authorized Signer

[Signature Page to First Amendment to Term Loan Agreement]

Benfit Street Partners CLO IX, Ltd.

as a Lender

By: /s/ Todd Marsh

Name: Todd Marsh

Title: Authorized Signer

[Signature Page to First Amendment to Term Loan Agreement]

Benfit Street Partners CLO VI, Ltd.

as a Lender

By: /s/ Todd Marsh

Name: Todd Marsh

Title: Authorized Signer

[Signature Page to First Amendment to Term Loan Agreement]

Benfit Street Partners CLO VIII, Ltd.

as a Lender

By: /s/ Todd Marsh

Name: Todd Marsh

Title: Authorized Signer

[Signature Page to First Amendment to Term Loan Agreement]

Benfit Street Partners CLO XI, Ltd.

as a Lender

By: /s/ Todd Marsh

Name: Todd Marsh

Title: Authorized Signer

[Signature Page to First Amendment to Term Loan Agreement]

Benefit Street Partners CLO XII, Ltd.

as a Lender

By: /s/ Todd Marsh

Name: Todd Marsh

Title: Authorized Signer

[Signature Page to First Amendment to Term Loan Agreement]